                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  FORM 8-K/A

                                Amendment No. 1

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 20, 1997

                             BRE PROPERTIES, INC.
________________________________________________________________________
            (Exact name of registrant as specified in its charter)


    Maryland                      0-5305                 94-1722214
___________________         _________________       _____________________
(State or other              (Commission File         (I.R.S. Employer
 jurisdiction of                 Number)           Identification Number)
 incorporation or
 organization)

        One Montgomery Street
       Telesis Tower, Suite 2500
       San Francisco, California                            94104-5525
     ____________________________                   ________________________
(Address of principal executive offices)                    (Zip Code)


                                 (415) 445-6530
________________________________________________________________________
              (Registrant's telephone number, including area code)

Explanatory Note:

The undersigned hereby amends the following items, financial statements, exhibits or other portions of the Current Report on Form 8-K filed September 3, 1997 as set forth in the pages attached hereto:

Item 7.  Financial statements and Exhibits.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                              BRE PROPERTIES, INC.


Date: October 30, 1997        By:   /s/ LeRoy E. Carlson
                              --------------------------
                              LeRoy E. Carlson
                              Executive Vice President and
                              Chief Financial and Accounting Officer

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (a)  Financial statements
            Financial statements under Rule 3-14 of Regulation S-X for Lakeshore Landing Apartments with Report of Independent Auditors are attached hereto on pages 9-12
       (b)  Pro forma financial information:

                             BRE PROPERTIES, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (UNAUDITED)


    This unaudited pro forma statement of operations reflects the results of operations of BRE Properties, Inc. ("BRE") for the year ended December 31, 1996, giving effect to the August 20, 1997 acquisition by BRE of Lakeshore Landing Apartments, San Mateo, California for $42.5 million, as if this acquisition had occurred on January 1, 1996. The pro forma data also assumes that this acquisition was financed with proceeds from BRE's $150,000,000 lines of credit, as if such borrowings had occurred on January 1, 1996. In the opinion of management, all adjustments necessary to present fairly such unaudited pro forma data have been made.

     The unaudited pro forma statement of operations should be read in conjunction with the financial statements and notes thereto filed as part of the Form 10-K, as amended, for the year ended December 31, 1996. The unaudited pro forma statement of operations is not necessarily indicative of what the actual results of operations of BRE would have been for the period had the transaction occurred at the beginning of the period nor does it purport to indicate the results of future periods.

                              BRE PROPERTIES, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996
                                  (UNAUDITED)

                                                         LAKESHORE                            PRO FORMA RESULTS
                                    BRE                   LANDING                             OF  ACQUISITION OF
                              AS REPORTED YEAR        APARTMENTS YEAR                             LAKESHORE
 (IN THOUSANDS, EXCEPT PER     ENDED DECEMBER         ENDED DECEMBER          PRO FORMA            LANDING            PRO FORMA
      SHARE AMOUNTS)              31, 1996               31, 1996            ADJUSTMENTS         APARTMENTS            RESULTS
----------------------------------------------------------------------------------------      ---------------------------------
Revenues:
  Rental   ................      $ 93,135                $4,317                                    $4,317             $ 97,452
  Other   .................         8,516                   115                                       115                8,631
                              ----------------------------------------------------------      --------------------------------
                                  101,651                 4,432                                     4,432              106,083
                              ----------------------------------------------------------      --------------------------------
Expenses:
  Depreciation   ..........        13,283                                          850   (a)          850               14,133
  Interest   ..............        16,325                                        2,805   (b)        2,805               19,130
  Other   .................        35,029                 1,505                                     1,505               36,534
                              ----------------------------------------------------------      --------------------------------
                                   64,637                 1,505                  3,655              5,160               69,797
Net Income (Loss) before
 gain on sales of
 investments.........              37,014                 2,927                 (3,655)              (728)              36,286
Gain on sales of
investments   .............        52,825                                                                               52,825
                              ----------------------------------------------------------      --------------------------------
Net Income (Loss)                $ 89,839                $2,927                ($3,655)             ($728)              89,111
                              ==========================================================      ================================
Net Income per share   ....         $2.94                                                                                $2.92
                              ==============                                                                          ========
Weighted average shares
 outstanding   ............        30,520                                                                               30,520
                              ==============                                                                          ========

See notes and assumptions to unaudited Pro Forma Statement of Operations.

                             BRE PROPERTIES, INC.
                      NOTES AND ASSUMPTIONS TO PRO FORMA
                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (UNAUDITED)


(a) Depreciation for the year ended December 31, 1996, based upon a 40 year life and a purchase price of $42,500,000 of which $34,000,000 is allocated to depreciable improvements.

(b) Interest expense for the year ended December 31, 1996, on borrowed funds of $42,500,000 under BRE's lines of credit at an interest rate of 6.6%. If the interest rate were 1/8 of 1% higher or lower, the pro forma results would change as follows:

                                                                    With an         With a decrease
                                                                increase in the     in the interest
                                                                interest rate of    rate of 1/8 of
(in thousands, except per share amounts)     As Stated             1/8 of 1%              1%
---------------------------------------------------------------------------------------------------
Interest expense                              $19,130               $19,183            $19,077
---------------------------------------------------------------------------------------------------
Net income                                    $89,111               $89,058            $89,164
---------------------------------------------------------------------------------------------------
Net income per share                          $  2.92               $  2.92            $  2.92
---------------------------------------------------------------------------------------------------

                             BRE PROPERTIES, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                                  (UNAUDITED)

    This unaudited pro forma statement of operations reflects the results of operations of BRE Properties, Inc. ("BRE") for the nine month period ended September 30, 1997, giving effect to the August 20, 1997 acquisition by BRE of Lakeshore Landing Apartments, San Mateo, California for $42.5 million, as if this acquisition had occurred on January 1, 1997. The pro forma data assumes that this acquisition was financed in part with proceeds from BRE's $150,000,000 lines of credit, as if such borrowings had occurred on January 1, 1997. In the opinion of management, all adjustments necessary to present fairly such unaudited pro forma data have been made.

    The unaudited pro forma statement of operations should be read in conjunction with the financial statements and notes thereto filed as part of the Form 10-K for the year ended December 31, 1996, as amended. The unaudited pro forma statement of operations is not necessarily indicative of what the actual results of operations of BRE would have been for the period had the transaction occurred at the beginning of the period nor does it purport to indicate the results of future periods.

                             BRE PROPERTIES, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                     NINE MONTHS ENDED SEPTEMBER 30, 1997
                                  (UNAUDITED)

                                                                                              PRO FORMA RESULTS
                                    BRE              LAKESHORE LANDING                        OF ACQUISITION OF
                                 NINE MONTHS         APARTMENTS PERIOD                           LAKESHORE
(IN THOUSANDS, EXCEPT PER      ENDED SEPTEMBER       JANUARY 1 - AUGUST       PRO FORMA            LANDING            PRO FORMA
      SHARE AMOUNTS)              30, 1997                20, 1997           ADJUSTMENTS         APARTMENTS            RESULTS
----------------------------------------------------------------------------------------      ---------------------------------
Revenues:
  Rental................          $91,544                     $3,218                                 $3,218          $ 94,762
  Other.................            6,267                         84                                     84             6,351
                           --------------             ----------------------------------      ----------------------------------
                                   97,811                      3,302                                  3,302           101,113
                           --------------             ----------------------------------      ----------------------------------
Expenses:
  Depreciation..........           12,635  (a)                               $    544   (a)             544            13,179
  Interest..............           15,344  (b)                                  1,795   (b)           1,795            17,139
  Other.................           34,229  (c)                   913                                    913            35,142
                           --------------             ----------------------------------      ----------------------------------
                                   62,208                        913            2,339                 3,252            65,460
Net Income (Loss) before
 gain on sales of
 investments............           35,603                      2,389           (2,339)                   50            35,653
Gain on sales of
 investments............           28,160                                                                              28,160
                           --------------             ----------------------------------      ----------------------------------
Net Income (Loss).......          $63,763                     $2,389          ($2,339)               $   50          $ 63,813
                           ==============             ==================================      ==================================
Net Income per share....            $1.83                                                                               $1.83
Weighted average shares
 outstanding............           34,790                                                                              34,790
                           ==============                                                                         ==============

See notes and assumptions to unaudited Pro Forma Statement of Operations.

                             BRE PROPERTIES, INC.
                      NOTES AND ASSUMPTIONS TO PRO FORMA
                            STATEMENT OF OPERATIONS
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                                  (UNAUDITED)


(a) Depreciation for the period January 1, 1997 to August 20, 1997, based upon a 40 year life and a purchase price of $42,500,000 of which $34,000,000 is allocated to depreciable improvements.

(b) Interest expense for the period January 1 - August 20,1997, on borrowed funds of $42,500,000 under BRE's lines of credit at an interest rate of 6.6%. If the interest rate were 1/8 of 1% higher or lower, the pro forma results would change as follows:

                                                                    With an         With a decrease
                                                                increase in the     in the interest
                                                                interest rate of    rate of 1/8 of
(in thousands, except per share amounts)     As Stated             1/8 of 1%              1%
---------------------------------------------------------------------------------------------------
Interest expense                               $17,139                $17,173            $17,105
---------------------------------------------------------------------------------------------------
Net income                                     $63,813                $63,779            $63,847
---------------------------------------------------------------------------------------------------
Net income per share                           $  1.83                $  1.83            $  1.84
---------------------------------------------------------------------------------------------------

                        REPORT OF INDEPENDENT AUDITORS

To BRE Properties, Inc.

We have audited the accompanying Statement of Gross Income and Direct Operating Expenses of Lakeshore Landing Apartments (the "Property") for the year ended December 31, 1996 (the "Statement"). This Statement is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement, as described in Note 2, was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the amendment to Form 8-K filed by BRE Properties, Inc., and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Lakeshore Landing Apartments for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                 /s/  Ernst and Young LLP

San Francisco, California
October 20, 1997

                          LAKESHORE LANDING APARTMENTS

                           STATEMENT OF GROSS INCOME
                         AND DIRECT OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1996


GROSS INCOME
  Rental income.......................     $4,317,209
  Other income........................        114,676
                                        -------------
                                            4,431,885

DIRECT OPERATING EXPENSES - NOTE 2
  Property taxes......................        297,561
  Salaries and wages..................        314,864
  Utilities...........................        209,237
  Repairs and maintenance.............        310,233
  Management fees.....................        236,256
  Insurance...........................         82,493
  General and administrative..........         54,736
                                        -------------
                                            1,505,380
                                        -------------

EXCESS OF GROSS INCOME OVER DIRECT
 OPERATING EXPENSES...................     $2,926,505
                                        =============

 See report of independent auditors and accompanying notes to the statement of gross income and direct operating expenses.

                         LAKESHORE LANDING APARTMENTS

                      NOTES TO STATEMENT OF GROSS INCOME
                         AND DIRECT OPERATING EXPENSES

                     FOR THE YEAR ENDED DECEMBER 31, 1996

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICY

BRE Properties, Inc. ("BRE") acquired Lakeshore Landing Apartments ("the Property") on August 20, 1997 from an unrelated party. The Property is a 308-unit apartment community located in San Mateo, California.

Expenditures for repairs, maintenance and minor renewals are charged to expense as incurred, while those expenditures that improve or extend the estimated useful life of the Property are capitalized.

NOTE 2.  BASIS OF PRESENTATION

The Statement of Gross Income and Direct Operating Expenses excludes the following expenses which are not comparable with those resulting from the proposed future operations of the Property:

 .  Depreciation and amortization expense
 .  Mortgage interest expense

Property taxes have not been adjusted to reflect the estimated reassessed value of the Property after acquisition by BRE.

BRE has not provided for federal income taxes because it believes it qualifies as a real estate investment trust under Section 856-860 of the Internal Revenue Code and similar California statutes and distributes substantially all of its taxable income to its shareholders.

BRE is not aware of any material factors relating to the Property that would cause the reported financial information not to be indicative of future operating results.

                             SUPPLEMENTAL SCHEDULE

                          LAKESHORE LANDING APARTMENTS

                           STATEMENT OF GROSS INCOME
                         AND DIRECT OPERATING EXPENSES
                                  (UNAUDITED)

             FOR THE PERIOD FROM JANUARY 1, 1997 TO AUGUST 20, 1997


GROSS INCOME
   Rental income......................     $3,217,750
   Other income.......................         84,233
                                        -------------
                                            3,301,983
DIRECT OPERATING EXPENSES
Property taxes........................        199,383
Salaries and wages....................        199,744
Utilities.............................        106,635
Repairs and maintenance...............        188,781
Management fees.......................        130,380
Insurance.............................         53,360
General and administrative............         34,296
                                        -------------
                                              912,579
                                        -------------

EXCESS OF GROSS INCOME OVER DIRECT
OPERATING EXPENSES....................     $2,389,404
                                        =============